EXHIBIT 10.1

Loan Agreement

THISLOAN AGREEMENT is dated as of February 23, 2017, by and between RenovaCare, Inc., a corporation organized under the laws of the State of Nevada (“Borrower”), and [****] (“Creditor”).

W I T N E S S E T H:

WHEREAS, Creditor has agreed to make a loan to Borrower, and Borrower has agreed to accept a loan from Creditor, of up to [****] DOLLARS (US$[****]) (the “Loan Amount”) on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:

ARTICLE I

DEFINITIONS

1.01 Certain Definitions. In addition to other words and terms defined elsewhere in this Agreement, as used herein the following words and terms shall have the following meanings, respectively:

“1933 Act” means the U.S. Securities Act of 1933, as amended.

“1934 Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Agreement” shall mean this Loan Agreement as the same may be amended, modified or supplemented from time to time.

“Closing” shall mean the execution and delivery of the Loan Documents by Borrower and Creditor and the delivery of any portion of the Loan Amount to the Borrower by the Creditor.

“Closing Date” shall mean the date of this Agreement.

“Commission” shall mean the United States Securities and Exchange Commission.

“Event of Default” shall mean any of the events of default described in Section 6.01.

“Loan” shall mean loan of $[****] to be made by Creditor to Borrower pursuant to this Agreement.

“Loan Documents” shall mean, collectively, this Agreement, the Promissory Note, the Warrant and any and all other documents delivered by or on behalf of Borrower in connection with the Loan, as the same may be amended, modified or supplemented from time to time.

“Note” or “Promissory Note” shall mean Borrower’s promissory note in the aggregate amount of $[****] to Creditor and attached hereto as Exhibit A, as said Note may be extended, renewed, refinanced, refunded, amended, modified or supplemented from time to time, and any replacement or successor note.

“Official Body” shall mean any government or political subdivision or any agency, authority, bureau, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

“Potential Default” shall mean any condition, event, act or omission which, with the giving of notice or passage of time or both, would constitute an Event of Default as described in Article VI below.

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“Securities” refers collectively to the Promissory Note, the Warrant or the Shares issuable upon conversion or exercise, as the case may be, thereof.

1.02 Construction of Agreement. Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular and vice versa. References in this Agreement to “judgments” of Creditor include good faith estimates by Creditor (in the case of quantitative judgments) and good faith beliefs by Creditor (in the case of qualitative judgments). The words “hereof,” “herein,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation hereof in any respect. Section and subsection references are to this Agreement unless otherwise specified.

ARTICLE II

THE LOAN

2.01 Agreement to Lend. Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, Creditor agrees to make a loan to the Borrower in the aggregate amount of $289,000 on the terms set forth herein.

2.02 Use of Proceeds. The Loan will be used for general administrative purposes as Borrower sees fit.

2.03 Maturity Date. The Loan shall mature on February 23, 2018. The Loan may not be prepaid without the consent of Creditor; such consent may be withheld in Creditor’s sole and absolute discretion.

2.04 Conversion of Loan. Beginning on the one month anniversary of the Closing Date, the Creditor, at its sole and absolute discretion, shall have the right but not obligation, to convert any portion of the Loan, including all interest then due thereon, into shares of the Borrower’s common stock at a price (the “Conversion Price”) equal to the lesser of: (i) $3.45, the closing price of the Borrower’s common stock as quoted on the OTC Markets Group Inc. QB tier (the “OTCQB”) on the day prior to the Closing Date; or (ii) a twenty percent (20%) discount to the average closing price of the Borrower’s common stock as quoted on the OTCQB for the five (5) days prior to the date on which the Creditor provides the Borrower with a notice to convert the Loan pursuant to this Section 2.04.

2.05 Note. The obligation of Borrower to repay the principal and interest of the Loan shall be evidenced by the Note.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants to Creditor that:

3.01 Authority and Authorization. Borrower has the power and authority to execute and deliver this Agreement, to make the borrowing provided for herein, to execute and deliver the Note in evidence of such borrowing, to execute and deliver the other Loan Documents to which Borrower is a party and to perform its obligations hereunder and under the Note and the other Loan Documents, and all such action has been duly and validly authorized.

3.02 Execution and Binding Effect. This Agreement, the Note and the other Loan Documents to which Borrower is a party have been duly and validly executed and delivered by Borrower and constitute legal, valid and binding obligations of Borrower, enforceable in accordance with the terms hereof and thereof, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally.

3.03 Authorizations and Filings. No authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any Official Body is or will be necessary or advisable in connection with the execution and delivery of this Agreement, the Note or the other Loan Documents, consummation of the transactions herein or therein contemplated or performance of or compliance with the terms and conditions hereof or thereof.

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3.04 Absence of Conflicts. Neither the execution and delivery of this Agreement, the Note or the other Loan Documents nor consummation of the transactions herein or therein contemplated nor performance of or compliance with the terms and conditions hereof or thereof will (a) violate any law, (b) conflict with or result in a breach of or a default under any agreement or instrument to which Borrower is a party or by which either of them or any of their properties (now owned or hereafter acquired) may be subject or bound or (c) result in the creation or imposition of any lien, charge, security interest or encumbrance upon any property (now owned or hereafter acquired) of Borrower.

3.05 Financial Condition. Borrower has not applied for or consented to the appointment of a receiver, trustee or liquidator of itself or any of its property, admitted in writing its inability to pay its debts as they mature, made a general assignment for the benefit of creditors, been adjudicated a bankrupt or insolvent or filed a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, and no action has been taken by Borrower for the purpose of effecting any of the foregoing. No order, judgment or decree has been entered by any court of competent jurisdiction approving a petition seeking reorganization of Borrower or all or a substantial part of the assets of Borrower, or appointing a receiver, sequestrator, trustee or liquidator of it or any of its property.

3.06 Defaults. No Event of Default and no Potential Default has occurred and is continuing or exists.

3.07 Litigation. There is no pending or (to Borrower’s knowledge) threatened proceeding by or before any Official Body against or affecting Borrower which if adversely decided would have a material adverse effect on the business, operations or condition, financial or otherwise, of Borrower or on the ability of Borrower to perform its obligations under the Loan Documents.

3.08 Power to Carry On Business. Borrower has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and as presently planned to be conducted.

ARTICLE IV

CONDITIONS OF LENDING

The obligation of Creditor to consummate the Closing and to make the Loan is subject to the satisfaction of the following conditions:

4.01. Representations and Warranties. The representations and warranties contained in Article III hereof and in the other Loan Documents shall be true on and as of the Closing Date. No Event of Default and no Potential Default shall have occurred and be continuing or shall exist or shall occur and exist after the consummation of the Closing.

4.02. Warrant. Contemporaneously with the execution of this Agreement, Borrower shall issue to Creditor such documentation as required to evidence a warrant (the “Warrant”) to purchase up to [****] shares of the Borrower’s common stock at an exercise price per share equal to the lesser of: (i) $3.45, the closing price of the Borrower’s common stock as quoted on the OTCQB on the day prior to the Closing Date; or (ii) a twenty percent (20%) discount to the average closing price of the Borrower’s common stock as quoted on the OTCQB for the five (5) days prior to the date on which the Creditor elects to exercise the Warrant. The Warrant shall contain, at a minimum: (i) a term of five (5) years; (ii) a provision for cashless exercise; and (iii) such other anti-dilution provisions as are customary. The Warrant shall be exercisable beginning on the one month anniversary of the Closing Date.

4.03. Miscellaneous. Borrower shall have furnished to Creditor such other instruments, documents and opinions as Creditor shall reasonably require to evidence and secure the Loan and to comply with this Agreement, the Promissory Note and the requirements of regulatory authorities to which Borrower is subject.

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4.04. Details, Proceedings and Documents. All legal details and proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory to Creditor and Creditor shall have received all such counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to Creditor, as Creditor may from time to time request.

ARTICLE V

COVENANTS

Borrower covenants to Creditor as follows:

5.01. Notices. Promptly upon becoming aware thereof, Borrower shall give Creditor notice of:

(a) any Event of Default or Potential Default, together with a written statement setting forth the details thereof, and the action being taken by Borrower to remedy the same; or

(b) the commencement, existence or threat of any proceeding by or before any Official Body against or affecting Borrower which, if adversely decided, would have a material adverse effect on the business, operations or condition, financial or otherwise, of Borrower or on its ability to perform its obligations under the Loan Documents.

5.02 Books and Records. Borrower shall maintain and keep proper records and books of account in which full, true and correct entries shall be made of all its dealings and business affairs.

5.03 Right to Participate in Future Financings. Creditor shall have the right, but not the obligation, so long as any part of the principal of the Loan (or any accrued and unpaid interest thereon) remains outstanding to participate, on the same terms and conditions as other investors, in any equity or debt financings effected by Borrower; and, in any such financing in which the Creditor may elect, in its sole discretion, to participate the Creditor may, at its option, apply the then outstanding principal balance of the Loan (and accrued and unpaid interest thereon) towards the purchase price of the securities acquired by it in any such financing.

5.04 Limitation on Equity and Debt Financings. So long as the Loan, or any portion thereof, remains outstanding, Borrower shall not, without the express written consent of the Creditor, which consent may be withheld in Creditor’s sole and absolute discretion, enter into any agreements, written or otherwise, that would (i) evidence an indebtedness to any person or entity, other than Creditor, that would require repayment by Borrower, or (ii) sell, in one or more transactions, shares of Borrower’s common stock representing, in the aggregate, more than twenty percent (20%) of Borrower’s shares of common stock outstanding as of the Closing Date.

5.05 Registration Rights. Borrower hereby covenants and agrees that, beginning on the first anniversary of the Closing Date:

(a) Demand Registration. Creditor shall have demand registration rights for all of the shares issuable upon (i) conversion of the then principal balance of, and accrued and unpaid interest on, the Loan and (ii) the exercise of the Warrant (collectively, the “Registrable Securities”). Upon receipt by the Borrower of notice of a demand, Borrower shall, at its own expense, prepare and file a registration statement on behalf of Creditor.

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(b) Piggy-Back Registration. If, at any time prior to the Maturity Date, the Borrower proposes to file a registration statement under the 1933 Act with respect to an underwritten offering by the Borrower for its own account or for the account of others of any class of security (other than (a) a registration statement on Forms S-4 or S-8, (b) a registration statement filed in connection with an exchange offer or (c) a registration statement filed as a result of Section 2 hereof), then the Borrower shall in each case give written notice of such proposed filing to the Creditor at least 30 days prior to the anticipated filing date, and such notice shall offer the Creditor the opportunity to register such shares of Registrable Securities as each such holder may request. The Borrower shall use its reasonable best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the holders of Registrable Securities requested in writing within fifteen (15) days after the notice given by the Borrower to be included in the registration for such offering to include such securities in such offering on the same terms and conditions as any similar securities of the Borrower included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering delivers an opinion to the Creditor that the total amount of securities which it or the Borrower or any other persons or entities intend to include in such offering is sufficiently large to materially and adversely affect the success of such offering, then the amount or kind of securities to be offered for the accounts of the Creditor shall be reduced pro rata with respect to each holder to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters; provided, however, that if securities are being offered for the account of other persons or entities (other than those exercising demand registration rights) as well as the Borrower, such reduction shall not represent a greater fraction of the number of securities intended to be offered by the Creditor than the fraction of similar reductions imposed on such other persons or entities with respect to the amount of securities they intended to offer.

(c) Registration Procedures.

Whenever any Registrable Securities are required to be registered pursuant to Sections 5.05 (a) or (b) of this Agreement, the Borrower will use its reasonable best efforts to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof as diligently as practicable, and in connection therewith, the Borrower agrees that it shall also do the following:

(i) use its reasonable best efforts to diligently prepare for filing and file with the Commission a registration statement which includes the Registrable Securities and use its reasonable best efforts to cause such registration to become effective promptly following such filing; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference, the Borrower will furnish to counsel to the holders of the Registrable Securities covered by such registration statement. And the managing underwriter or underwriters, if any, draft copies of all such documents proposed to be filed (other than exhibits, unless so requested) a reasonable time prior thereto, which documents will be subject to the reasonable review of such counsel and such holders and underwriters, and will notify each holder of the Registrable Securities of any stop order issued or threatened by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

(ii) prepare and file with the Commission such amendments and post-effective amendments to the registration statement as may be necessary to keep the registration statement effective for a period of not less than three years (or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn or are eligible for sale by the holders thereof under Rule 144 under the 1933 Act without volume limitations); cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the 1933 Act; and comply with the provisions of the 1933 Act applicable to it with regard to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus;

(iii) furnish to any holder of Registrable Securities included in such registration statement and the underwriter or underwriters if any, without charge, at least one signed copy of the registration statement and any post-effective amendment thereto upon request, and such number of conformed copies thereof and such number of copies of the prospectus (including each preliminary prospectus) and any amendments or supplements thereto and any documents incorporated by reference therein, as such holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such holder (it being understood that the Borrower consents to the use of the prospectus and any amendment or supplement thereto by each holder of Registrable Securities covered by the registration statement and the underwriter or underwriters if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto unless the Borrower notifies such persons to the contrary); and pursuant to Section 152 under the 1933 Act, furnish to the New York Stock Exchange copies of the prospectus and any amendment or supplement thereto for purpose of redelivery to its members upon their request, and furnish a reasonable number of additional copies thereof, when requested by the New York Stock Exchange, from time to time for the purpose of redelivery to members upon their request;

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(iv) notify each holder of Registrable Securities included in such registration statement, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, when the Borrower becomes aware of the happening of any event as a result of, which the prospectus included in such registration statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus in light of the circumstances under which they were made) not misleading and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplemental amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(v) make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder no later than 45 days after the end of the 12-month period beginning with the first day of the Borrower’s first fiscal quarter commencing after the effective date of the registration statement, which earnings statement shall cover said 12-month period;

(vi) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

(vii) if requested by the managing underwriter or underwriters or any holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information with respect to the plan of distribution as the managing underwriter or underwriters or such holder, as the case may be, reasonably requests to be included therein, including, without limitation, information with respect to the number of Registrable Securities being sold by such holder to any underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

(viii) as promptly as practicable after filing with the Commission of any document which is incorporated by reference in a prospectus contained in a registration statement, deliver a copy of such document to each holder of Registrable Securities covered by such registration statement who so requests;

(ix) on or prior to the date on which the registration statement is declared effective, use its reasonable best efforts to register or qualify, and cooperate with the holders of Registrable Securities included in such registration statement the underwriter or underwriters, if any, and their counsel, in connection with the registration or qualification of the Registrable Securities covered by the registration statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as any such holder or underwriter reasonably requests in writing, to use its reasonable best efforts to keep each such registration or qualification effective, including through new filings or amendments or renewals, during the period such registration statement is required to be kept effective and to do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Securities covered by the applicable registration statement; provided that the Borrower will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(x) cooperate with the holders of Registrable Securities covered by the registration statement and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any J or such holders may request;

(xi) use its reasonable best efforts to cause the Registrable Securities covered by the registration statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any to consummate the disposition of such securities;

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(xii) enter into such customary agreements (including an underwriting agreement in customary form with provisions as may be reasonably required by the managing underwriter and take all such other actions as the holders of a majority of the Registrable Securities being sold or the managing underwriter or underwriters in an underwritten public offering, if anyone reasonably requests in order to expedite or facilitate the disposition of such Registrable Securities;

(xiii) make available for inspection by any holder of Registrable Securities included in such registration statement, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the “Inspectors”) all financial and other records, pertinent corporate documents and properties of the Borrower (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Borrower’s officers, directors and employees to supply all information reasonably requested by any such inspector in connection with such registration statement; provided that records which the Borrower determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; provided, further each holder of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction give notice to the Borrower and allow the Borrower at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential; and

(xiv) use its reasonable best efforts to obtain a cold comfort letter from the Borrower’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request.

The Creditor, upon receipt of any notice from the Borrower of the happening of any event of the kind described in subsection (iv) of this Section 5.05(c), will forthwith discontinue disposition of the Registrable Securities until such holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (iv) of this Section 5.05(c) or until it is advised in writing (the “Advice”) by the Borrower that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus and, if so directed by the Borrower, such holder will, or will request the managing underwriter or underwriters, if any, to deliver to the Borrower (at the Borrower’s expense) all copies (other than permanent file copies) then in the possession of such holder and of any underwriter or underwriters, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Borrower shall give any such notices the time periods mentioned in subsection (ii) of this Section 5.05(c) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by subsection (iv) of this Section 5.05(c) or the Advice.

The Creditor shall use reasonable efforts to cooperate with the Borrower, and the Borrower may require each such Seller to furnish to the Borrower such information regarding the distribution of such securities as the Borrower may from time to time reasonably request in writing.

(d) Registration Expenses.

All expenses incident to the Borrower’s performance of, or compliance with, this Agreement, including without limitation all Commission and National Association of Securities Dealers, Inc. registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Borrower’s officers and employees performing legal or accounting duties), any listing fees and expenses incurred in connection the securities to be registered, and fees and disbursements of counsel for the Borrower and its independent certified public accountants (including the expenses of any “cold comfort” letters required by or incident to such performance), 1933 Act and 1934 Act liability insurance for the Borrower and its officers and directors (if the Borrower elects to obtain such insurance), the fees and expenses of any special experts retained by the Borrower in connection with such registration, fees and expenses of other persons retained by the Borrower, incurred in connection with each registration hereunder (but not including any fees and expenses of any special audit required or incident to a registration hereunder and transfer taxes, if any), will be borne by the Borrower. The Creditor shall be responsible for any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities.

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5.06 Other Obligations. Borrower shall maintain all obligations of Borrower in whatsoever manner incurred, including but not limited to obligations for borrowed money or for services or goods purchased by Borrower, in a current status.

ARTICLE VI

DEFAULTS

6.01 Events of Default. An Event of Default shall mean the occurrence or existence of one or more of the events or conditions (whatever the reason for such Event of Default and whether voluntary, involuntary or effected by operation of law) described below which continues and persists for thirty (30) days beyond the required date of notice of such Event of Default specified in Section 5.01:

i.	failure to pay any required principal repayment on the Loan when due or failure to pay any cash interest (if applicable) on the Loan within 10 days of the date upon which such interest is due;

ii.	failure to pay, or any default in the payment of, any principal of or any interest on any debt for money borrowed (other than the Loan, which is covered by (i) above) of Borrower, which remains uncured for a period of 30 days;

iii.	any material breach of representations and warranties made by Borrower, which remains uncured for a period of 30 days after notice by Creditor;

iv.	bankruptcy or insolvency of Borrower; and

v.	any final judgment, writ or warrant of attachment in an amount greater than $100,000 filed against Borrower or its assets which remains unbonded, uninsured or unstayed for 120 days.

6.02 Consequences of an Event of Default. If an Event of Default specified in Section 6.01 shall occur and continue after the expiration of applicable notice and grace periods, if any, set forth therein, Creditor may, by notice to Borrower, declare the unpaid principal amount of the Note and all other amounts owing by Borrower hereunder or under the Note or the other Loan Documents to be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue.

ARTICLE VII

MISCELLANEOUS

7.01 Further Assurances. From time to time upon the request of Creditor, Borrower shall promptly and duly execute, acknowledge and deliver any and all such further instruments and documents as Creditor may reasonably deem necessary or desirable to confirm this Agreement and the Note, to carry out the purpose and intent hereof and thereof or to enable Creditor to enforce any of its rights hereunder or thereunder.

7.02 Amendments and Waivers. Creditor and Borrower may from time to time enter into agreements amending, modifying or supplementing this Agreement or the Note or any other Loan Document or changing the rights of Creditor or of Borrower hereunder or thereunder, and Creditor may from time to time grant waivers or consents to a departure from the due performance of the obligations of Borrower hereunder or thereunder. Any such agreement, waiver or consent must be in writing and shall be effective only to the extent specifically set forth in such writing. In the case of any such waiver or consent relating to any provision hereof any Event of Default or Potential Default so waived or consented to shall be deemed to be cured and not continuing, but no such waiver or consent shall extend to any other or subsequent Event of Default or Potential Default or impair any right consequent thereto.

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7.03 No Implied Waiver; Cumulative Remedies. No course of dealing and no delay or failure of Creditor in exercising any right, power or privilege under any of the Loan Documents shall affect any other exercise thereof or exercise of any other right, power or privilege. The rights and remedies of Creditor under this Agreement are cumulative and not exclusive of any rights or remedies which Creditor would otherwise have under the other Loan Documents, at law or in equity.

7.04 Notices. Any notice or other communication required or permitted hereunder shall be in writing and, unless delivery instructions are otherwise expressly set forth above herein, either delivered personally (effective upon delivery), by facsimile transmission or email (effective on the next day after transmission), by recognized overnight delivery service (effective on the next day after delivery to the service), or by registered or certified mail, postage prepaid and return receipt requested (effective on the third Business Day after the date of mailing), at the following physical and email addresses or facsimile transmission numbers (or at such other physical or email address(es) or facsimile transmission number(s) for a Party as shall be specified by like notice, effective day of transmission):

If to the Borrower, at:

RenovaCare, Inc.

430 Park Avenue

Suite 702

New York, NY 10022

Attention: President & CEO

If to Creditor, at:

[****]

or to such other persons or at such other addresses as shall be furnished by any party by like notice to the others. No change in any of such addresses shall be effective insofar as notices under this Section 7.04 are concerned unless such changed address shall have been given to such other party hereto as provided in this Section 7.04. For purposes hereof, the term “Business Day” means any day other than a Saturday, Sunday or any day on which banks in the State of New York are authorized or required by federal law to be closed in New York, New York.

7.05 No Third Party Rights. Except as contemplated by Section 7.08 hereof, nothing in this Agreement, whether express or implied, shall be construed to give to any person other than the parties hereto any legal or equitable right, remedy or claim under or in respect of this Agreement, which is intended for the sole and exclusive benefit of the parties hereto.

7.06 Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

7.07 Number and Gender. For purposes of this Agreement, the singular shall be deemed to include the plural and the neuter shall be deemed to include the masculine and feminine, and vice versa, as the context may require.

7.08 Heirs, Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Creditor, Borrower and their respective heirs, successors and assigns, except that Borrower may not assign or transfer any of its rights hereunder without the prior written consent of Creditor. Except to the extent otherwise required by the context of this Agreement, the term “Creditor” where used in this Agreement shall mean and include any holder of the Note originally issued to Creditor hereunder, and the holder of such Note shall be bound by and have the benefits of this Agreement the same as if such holder had been a signatory hereto.

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7.09 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement or amendments thereto and of signature pages by facsimile transmission or by email transmission in portable digital format, or similar format, shall constitute effective execution and delivery of such instrument(s) as to the parties and may be used in lieu of the original Agreement or amendment for all purposes. Signatures of the parties transmitted by facsimile or by email transmission in portable digital format, or similar format, shall be deemed to be their original signatures for all purposes.

7.10 Accredited Investor. The Creditor is, and will be at the time of any exercise of the Warrants or conversion of the Promissory Note, as the case may be, an “accredited investor,” as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Creditor to utilize the information made available by the Borrower to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Creditor has the authority and is duly and legally qualified to purchase and own the Securities. The Creditor is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The Creditor is not a member of the Financial Industry Regulatory Authority or an “associated person” (as such term is defined under the FINRA Membership and Registration Rules Section 1011).

7.11 Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of New York without giving effect to the choice of law provisions thereof. The parties to this Agreement, acting for themselves and for their respective successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Agreement, and consent and subject themselves to the jurisdiction of, the courts of the State of New York located in County of New York, and/or the United States District Court for the Southern District of New York, in respect of any matter arising under this Agreement. Service of process, notices and demands of such courts may be made upon any party to this Agreement by personal service at any place where it may be found or giving notice to such party as provided in Section 7.04.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

RenovaCare, Inc.

By:	/s/ Thomas Bold
Name:	Thomas Bold
Title:	President and Chief Executive Officer

[****]

By:
Name:	[****]
Title:	[****]

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